Pfizer Announcement Related to AstraZeneca April 28, 2014 Exhibit 99.6

Introduction Chuck Triano Senior Vice President, Investor Relations

Forward-Looking Statements and
Non-GAAP Financial Information
Our discussions during this conference call will include forward-looking statements.  Actual results could differ materially from those projected in the forward-looking statements. The factors that could cause actual results to differ are discussed in the press release regarding the possible combination issued by Pfizer today, Pfizer’s 2013 Annual Report on Form 10-K and in our reports on Form 10-Q and Form 8-K.  Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Pfizer, AstraZeneca or the combined business following completion of any possible transaction unless otherwise stated.
Also, the discussions during this conference call will include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP). Reconciliations of those non-U.S. GAAP financial measures to the most directly comparable U.S. GAAP financial measures can be found in the SEC filings referenced above.
This presentation should be read in conjunction with the Rule 2.4 Possible Offer Announcement made by Pfizer on April 28, 2014.
This presentation is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of Pfizer or AstraZeneca. Subject to future developments, Pfizer may file a registration statement and/or tender offer documents with the U.S. Securities and
Exchange Commission (the "SEC") in connection with the possible combination. Pfizer and
AstraZeneca shareholders should read those filings, and any other filings made by Pfizer with the
SEC in connection with the possible combination, as they will contain important information. Those documents, if and when filed, as well as Pfizer's other public filings with the SEC, including the SEC filings referenced above, may be obtained without charge at the SEC’s website at www.sec.gov and at Pfizer's website at www.pfizer.com in the "Investors—SEC Filings" section. Certain other materials related to the possible combination will be available at Pfizer’s website, pursuant to the requirements of the UK Takeover Code.

Agenda Potential Offer Background & Summary Pfizer Overview Potential Pfizer + AstraZeneca Combination Next Steps 4

Prepared Remarks Ian Read Chairman and Chief Executive Officer

Potential Offer Background & Summary

Background
Pfizer previously submitted a preliminary, non-binding indication of interest to AstraZeneca’s
Board
In January, Pfizer’s proposal included a combination of cash and shares which represented an indicative value of £46.61 ($76.62) per share (based on Pfizer’s closing share price of $30.52 on
January 3, 2014 and the exchange rate of $1.00:£0.6083).  This proposal represented a premium of approximately 30% to AstraZeneca’s closing share price of £35.86 on January 3, 2014.
Intent to combine both companies under a new UK-incorporated holding company
Limited high-level discussions followed
AstraZeneca declined to pursue negotiations and discussions were discontinued on January 14,
2014
Pfizer attempted to renew discussions on April 26, 2014, but AstraZeneca again declined to engage
Transaction, if proposed and consummated, would allow AstraZeneca shareholders to become significant shareholders in the combined company enabling participation in future potential value creation
Possible Transaction would be aligned with Pfizer’s strategy
Pfizer will remain disciplined in terms of its approach to capital allocation

Pfizer is reconsidering its options with respect to AstraZeneca and seeking to engage in discussions with AstraZeneca regarding a possible merger transaction
Possible combination could further enhance ability for value creation for shareholders of both companies
In light of recent market developments, Pfizer contacted AstraZeneca seeking to renew discussions in order to develop a proposal that could be recommended by both companies to their shareholders

Why This Is The Right Time
Pfizer has strong standalone operating and financial momentum
New commercial structure driving strong operating performance, financial focus and a clear vision towards value creation
Pfizer in a strong position to make a proposal that delivers:
An attractive premium for AstraZeneca shareholders
Improved opportunity for potential sustained future value creation with risk that is more diversified than AstraZeneca’s standalone prospects
Substantial value to both Pfizer and AstraZeneca shareholders

Potential combination with AstraZeneca aligns with Pfizer’s operating structure in both the commercial and research organizations
Notable potential opportunities to strengthen research, collaboration and innovation to discover and develop new therapies to better serve patients in need
Envision potential to strengthen further key therapeutic areas such as Cardiovascular,
Immunology and Inflammation and Oncology
New commercial structure drives focused business development activity targeted to create value for shareholders

Why Potential Offer Should Be Highly Compelling for
AstraZeneca Shareholders
Potential to realize a significant premium
Significant premium to the undisturbed AstraZeneca share price as of April 17, 2014
Substantial cash payment
Via execution on integration
Via a high quality product pipeline
Via go-forward capital structure flexibility
Strong pro forma financial profile
Significant operating expense leverage across both organizations
Enhanced capital flexibility for investment and shareholder returns

Opportunity to share in Pfizer value upside over medium / long-term

Why the Potential Combination Would Bring Benefits to
Pfizer
Would enable acceleration of our business strategy and strengthen competitive position
Would enhance global offerings for Innovative businesses while also creating a stronger research platform in key areas and increasing new product launch opportunities
Would increase global reach and portfolio breadth of Established Pharma business and would have potential to increase strength and consistency of future cashflow generation
Stronger Emerging Markets footprint and better ability to bring products to market globally for the benefit of patients and stakeholders
Attractive financial profile to drive potential significant value creation for all shareholders
Expected to be accretive to Pfizer’s adjusted diluted EPS
1
in the first full year following the
combination and to accelerate EPS growth going forward
2
Anticipated realization of significant synergies
Structured to achieve an efficient tax structure for combined operations and capital allocation
Expected to generate strong and consistent cash flow supporting both appropriate levels of

1) “Adjusted Income” and its components and “Adjusted Diluted Earnings Per Share (EPS)” are defined as reported U.S. generally accepted accounting principles (GAAP) net income and its components and reported diluted EPS excluding purchase accounting adjustments, acquisition-related costs, discontinued operations and certain significant items.
2) This should not be taken as a statement regarding  Pfizer's expectations for its earnings per share for 2014 or subsequent periods. Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Pfizer, AstraZeneca or the combined business following completion of any transaction unless otherwise stated.
reinvestment into the business and significant shareholder return
Combination would strengthen both Innovative and Established businesses and improve flexibility to unlock further value in the future

Pfizer Overview

NEARLY
$52
BILLION

56

150

10

250+

NEARLY
$18
BILLION

Returned
$53
BILLION

Approximately
78,600

Pfizer  Profile
manufacturing
sites worldwide (as of
4Q’13)
Revenue in 2013
countries
in which Pfizer
sells products
products with sales >$1
billion in 2013
R&D partner institutions
of Cash Flow from
Operations in 2013
colleagues around the
globe (as of 3/31/2014)
to shareholders through
dividends and share
repurchases in 2011-2013

Advil
Congestion Relief
Advil
Lipitor
Norvasc
LYRICA
PREGABALIN
Enbrel
etanercept
Detrol LA
XALKORI
ChapStick
Celebrex
Inlyta
(axitinib) tablets
5 mg
60 Tablets
Rx only
Xalatan
Robitussin
To Go
DM
Centrum
Chewables
Genotropin

13 From Advil to Zithromax… Our Medicines, Vaccines and Consumer Health Products Help Billions of Patients Every Year

New Commercial Structure
New Commercial Structure Better Positions Pfizer for Long-Term Success
Announced internal separation of our commercial and management structure into three businesses effective at the start of fiscal 2014
Global Innovative Pharma
Geno Germano, Group President
Vaccines, Oncology and
Consumer Healthcare
Albert Bourla, Group President
Global Established Pharma
John Young, Group President
Inflammation/Immunology
CV/Metabolic
Neuroscience
Pain
Rare Diseases
Men’s/Women’s Health
Vaccines
Oncology
Consumer Healthcare
LOE Products
Biosimilars
EP/EM Collaborations
Mylan in Japan
Hisun in China
Teuto in Brazil
Generally includes products that are
expected to have exclusivity beyond
2015
Includes LOE products and generally the
mature patent-protected products that are
expected to lose exclusivity through 2015
Includes businesses with different
operating models and distinct
specializations

Proven Track Record of Strong Integration

Extensive integration experience to help drive shareholder value creation
Long history of strong integration of transformational business combinations
Prior examples of Pharmacia and Wyeth
Wyeth example of strong cost rationalization experience
Wyeth-related synergy targets of $4B from the combined companies
Exceeded Wyeth synergy targets
Best-of-the-best of both organizations
Key senior leadership of Pfizer from legacy Pfizer / Wyeth / other businesses
Focus on early integration planning
Quick decision making and broad communication to ensure swift execution – e.g., senior leaders decided within 3 months of Wyeth integration planning

Potential Pfizer + AstraZeneca Combination

Strategic Rationale for Combination of Pfizer and
AstraZeneca

Established Pharma
Business
Expect positive growth driven by leading Innovative businesses operating at a global scale
Complementary strategic fit across multiple key therapeutic areas with enhanced global offerings
Steady stream of potential new product launches anticipated over coming years
Strong combined R&D organization and pipeline to support growth
Strong pro-forma company profile — anticipate positive growth and sustainable cashflows to optimize portfolios and return capital to shareholders
Increased scale and portfolio breadth of combined Established business to maximize potential of portfolios
Would improve strength and consistency of cashflow generation
More attractive profile and flexibility for any future business options
Strong global footprint and enhanced opportunities in developing markets
Innovative Businesses

Strategic Rationale
Complementary Innovative Portfolios
Vaccines Prevnar
MnB vaccine
FluMist
FluMist-
Quadrivalent
Oncology Sutent
Xalkori
Inlyta
Bosulif
Torisel
Palbociclib
Faslodex
Iressa
Caprelsa
Moxetumomab
Olaparib
Selumetinib
AZD-9291
Consumer
Health
Advil
Caltrate
Centrum
ChapStick
Emergen-C
Imedeen
Nexium OTC
Robitussin
Inflammation
& Immunology
Xeljanz
Enbrel
Lesinurad
Brodalumab
Cardiovascular
/ Metabolics
Eliquis
Chantix
PCSK9
Brilinta
Onglyza
Bydureon
Forxiga
Myalept
Epanova
Roxadustat
Neuro / Pain Lyrica (ex-EU)
Embeda
Flector
Remoxy
ALO-02
Naloxegol
Rare Diseases
& Other
Specialty Care
Genotropin
Benefix
Refacto
Rebif
Rapamune
Elelyso
Synagis
Women’s &
Men’s Health
Viagra (US)
Duavee
Toviaz
Viviant
Pfizer
AstraZeneca
Pfizer
AstraZeneca

Complementary attractive
portfolios across multiple
key therapeutic areas
Innovative leadership at a
global scale
Strong combined Oncology,
Vaccines and Specialty
segments with greater
critical mass
Exciting combined
Cardiovascular and
Immunology/Inflammation
franchises
Complementary fit for
Diabetes franchise with
Pfizer primary care strength
Note: Phase 3 and registration
programs in italics; Only includes
select commercial and
development programs; Excludes
respiratory and infectious disease
assets (included as part of GEP)
Innovative biopharma leadership – driving strong potential value creation
Vaccines, Oncology, Consumer
Health (VOC)
Global Innovative Pharma
(GIP)

Strategic Rationale
Complementary Innovative Pipelines, Strengthens Key TAs

Vaccines
Oncology Palbociclib
PF-03446962
PF-05212384
PF-04449913
PD-0325901
PF-03084014
PF-05082566
PF-06263507
PF-0643922
Moxetumomab
Olaparib
Selumetinib
AZD-9291
Tremelimumab
AZD-4547
MEDI-551
AZD-1775
MEDI-4736
AMP-514
MEDI-6469
AZD-5363
AZD-2014
MEDI-573
Inflammation
& Immunology
PD-0360324
PF-00547659
PF-04171327
PF-04236921
PF-05285401
PF-06473871
PH-797804
Brodalumab
Lesinurad
Mavrilimumab
MEDI-2070
MEDI-546
MEDI-7183
Sifalimumab
RDEA3170
Cardiovascular
/ Metabolics
Bococizumab
PF-00489791
PF-04634817
PF-04937319
PF-05175157
Epanova
Roxadustat
AZD-1722
AZD-4901
Neuro / Pain Remoxy
ALO-02
Tanezumab
PF-02545920
PF-04360365
PF-05212377
Naloxegol
AZD-3241
AZD-5213
Rare Diseases
& Other
Specialty Care
Tafamidis
Rivipansel
AZD-5847
Pfizer
AstraZeneca
Pfizer AstraZeneca
Strong combined pipeline
driving potential innovative
growth
Diversifies risk away from
individual binary events
Limits future need to go
outside organization to
augment pipeline
Steady stream of
anticipated innovative new
product launches
Potentially synergistic in
key areas such as
Oncology, CV/Metabolics
Exciting combined pipeline with potential clinical synergies
Note: Phase 3 and registration
programs in italics; Only includes
select development programs;
Excludes respiratory and infectious
disease assets (included as part of
GEP)
Vaccines, Oncology, Consumer
Health (VOC)
Global Innovative Pharma
(GIP)
MnB vaccine
Staph A vaccine

Strategic Rationale
Complementary Established Portfolios
Increased critical mass for market access and cost
efficiencies
Enhanced presence and infrastructure across emerging
markets
Development and regulatory capabilities to unlock
opportunities for product lifecycle
Rapid response distribution and reliable supply of high
quality, competitive cost products
Strong cashflow anticipated for reinvestment as well as
return of capital to shareholders
Sustainable franchises and potential growth opportunities
to maintain strong cashflow profile
Flexibility to invest in pipeline across primary care,
specialty, biosimilars

Scale and Breadth to Maximize Potential
of Established Portfolios
Maximizing the potential of mature product portfolios — strong and sustainable cashflows, well-positioned for future business options
Primary &
Specialty
Care Assets
Lipitor, Celebrex,
Viagra (ex-US), Revatio,
Lyrica (EU), Pristiq,
Aricept, Spiriva, Caduet,
Detrol, Inspra, Vfend,
Zyvox, Tygacil,
Xalabrands, Geodon,
EpiPen, Premarin
Symbicort
Pulmicort
Crestor
Seroquel XR
Zoladex
Arimidex
Casodex
Merrem
Zinforo
Biosimilars
Monoclonal antibodies
Growth
initiatives /
Pipeline
Solid Oral Dose, Sterile
Injectibles, Branded
Value Offering (Hisun,
Teuto, Mylan)
Quillivant
Benralizumab
Tralokinumab
PT003 / PT001
CAZ-AVI
CXL
Other
Respiratory
Pipeline
Legacy
Brands
Norvasc, Cardura,
Zoloft, Neurontin,
Camptosar, Aromasin,
Medrol, Sulperazon,
Sermion, Ativan,
Protonix, Effexor,
Xanax, etc
Prilosec
Atacand
Toprol
Seloken
Seroquel
Nexium
Global Established Products
(GEP)
Pfizer AstraZeneca
Note: Phase 3 and registration programs
in italics; Only includes select commercial
and development programs

Next Steps

Next Steps
Pfizer would like to negotiate a possible combination on a friendly basis
Hope to continue discussions with AstraZeneca
Begin engagement with other key stakeholders of both companies
Pfizer may either announce a firm offer or confirm that it will not be making an offer
Deadline can be extended with the agreement of AstraZeneca and with Takeover
Panel consent
If Pfizer announces a firm offer, Pfizer would move ahead with its offer and need to obtain appropriate regulatory consents and shareholder approvals
Continue to be focused on Pfizer shareholder value creation and will be highly disciplined on price

UK Takeover Code provides 28 day window after today’s announcement

Q&A Session April 28, 2014